							      Exhibit 24.1

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Lauren N. Patch
					  ------------------------------------
					  Lauren N. Patch

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Joseph L. Marcum
					  ------------------------------------
					  Joseph L. Marcum

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/William L. Woodall
					  ------------------------------------
					  William L. Woodall

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Barry S. Porter
					  ------------------------------------
					  Barry S. Porter

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Howard L. Sloneker III
					  ------------------------------------
					  Howard L. Sloneker III

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Jack E. Brown
					  ------------------------------------
					  Jack E. Brown

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of 3rd day of November, 1999.



					  /s/Catherine E. Dolan
					  ------------------------------------
					  Catherine E. Dolan

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Wayne R. Embry
					  ------------------------------------
					  Wayne R. Embry

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Vaden Fitton
					  ------------------------------------
					  Vaden Fitton

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Stephen S. Marcum
					  ------------------------------------
					  Stephen S. Marcum

			      POWER OF ATTORNEY
			      -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its common shares for offering and sale by one or more shareholders of Ohio Casualty Corporation, hereby constitutes and appoints LAUREN N. PATCH AND BARRY S. PORTER, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 3rd day of November, 1999.



					  /s/Stanley N. Pontius
					  ------------------------------------
					  Stanley N. Pontius